UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

ITEM 8.01 Other Events.

On October 12, 2005, NDCHealth Corporation (“NDCHealth” or the “Company”) announced financial and operating results for its first fiscal quarter ended September 2, 2005. The full text of the press release is attached as exhibit 99.1.

The information in this Current Report on Form 8-K, including exhibits 99.2 through 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated October 12, 2005.
99.2	Adjusted EPS Reconciliation.
99.3	Adjusted EBITDA Reconciliation.
99.4	Segment Financial Summary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ James W. FitzGibbons
James W. FitzGibbons
Vice President and Chief Accounting Officer

Date: October 12, 2005